[NORWOOD FINANCIAL CORP. LETTERHEAD]








March 28, 1997


To Our Stockholders:

      We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company") to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 22, 1997, at 11:00 a.m.

      The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, S.R. Snodgrass A.C., are expected to be present to respond to any questions that stockholders may have.

      Also enclosed for your reference is the Annual Report to Stockholders for the fiscal year ending December 31, 1996, which contains detailed information concerning the activities and operating performance of the Company.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ William W. Davis, Jr.
                                          William W. Davis, Jr.
                                          President and Chief Executive Officer

-------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                                  P.O. BOX 269
                          HONESDALE, PENNSYLVANIA 18431
                                 (717) 253-1455
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1997
-------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company") will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 22, 1997, at 11:00 a.m. The Meeting is for the purpose of considering and acting upon:

      1. The election of three directors of the Company; and

      2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 31, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ John E. Marshall
                                          JOHN E. MARSHALL
                                          SECRETARY
Honesdale, Pennsylvania
March 28, 1997

-------------------------------------------------------------------------------
IMPORTANT: PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          NORWOOD FINANCIAL CORP., INC.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (717) 253-1455
-------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     GENERAL
-------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Norwood Financial Corp. (the "Company") which acquired all of the outstanding common stock of Wayne Bank (the "Bank") in connection with the Bank's holding company reorganization completed on March 29, 1996. Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 22, 1997, at 11:00 a.m. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 28, 1997.

      At the Meeting, stockholders will consider and vote upon election of three directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

-------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
-------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by signed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

      The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

-------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 31, 1997 (the "Voting Record Date") are entitled to one vote for each share then held. As of the Voting Record Date, the Company had 889,104 shares of Common Stock outstanding.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

      As to the election of directors as stated under "Proposal I -- Election of Directors," the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by stockholders shall be sufficient to pass on the matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Proposal I - Election of Directors."

Name and Address                 Amount and Nature of     Percent of Shares of
of Beneficial Owner              Beneficial Ownership   Common Stock Outstanding
-------------------              --------------------   ------------------------

Wayne Bank                            59,091 (1)                  6.64%
Employee Stock Ownership Plan
717 Main Street
Honesdale, Pennsylvania  18431


-------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation. As of the Voting Record Date, 1,515 shares have been allocated under the ESOP to participant accounts. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan."


-------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of such ownership reports no director, executive officer, or 10% beneficial owners failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 1996.

-------------------------------------------------------------------------------
                      PROPOSAL I - ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

Directors

      The Company currently has nine directors serving on its Board. The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a term of three years, with approximately one-third of the directors elected annually. Three directors will be elected at the Meeting to serve for a three-year period.

      Charles E. Case, William W. Davis, Jr., and John E. Marshall, have been nominated by the Board of Directors each to serve for a three-year term. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth for the nominees and the directors continuing in office, such individual's name, age, the year the nominee first became a director of the Company or the Bank, and the number of shares and percentage of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                          SHARES OF
                                           YEAR FIRST       CURRENT     COMMON STOCK     PERCENT
                                           ELECTED OR        TERM       BENEFICIALLY       OF
NAME                            AGE(1)      APPOINTED       EXPIRES      OWNED(2)(3)      CLASS
----                            ------      ---------       -------      -----------      -----


                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Charles E. Case                  62            1970           1997          22,828         2.6%

William W. Davis, Jr             52            1996              (4)         1,000            *

John E. Marshall                 59            1983           1997           8,720(5)      1.0%


  THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES BE ELECTED AS DIRECTORS

DIRECTORS CONTINUING IN OFFICE

Daniel J. O'Neil                 59            1985           1999             762            *

Dr. Kenneth A. Phillips           46           1988           1999             198            *

Gary P. Rickard                  55            1978           1999           2,524            *

Russell L. Ridd                  67            1980           1998          25,084(5)       2.8%

Harold A. Shook                  58            1988           1998           1,598(5)         *

John D. Weidner                  72            1962           1998             848            *
                                                                            ------          ---

All Executive Officers and                                                  74,035          8.3%
                                                                            ======          ===
  Directors as a Group
  (12 persons)

                            (Footnotes on next page.)

--------------------------------
*     Less than 1.0%.
(1)   As of December 31, 1996.
(2)   As of the Voting Record Date.
(3) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(4) Mr. Davis was appointed to the Board on August 26, 1996 to serve until the next annual meeting of shareholders.
(5) Excludes 59,091 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three ESOP trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.

Executive Officers

      The following individuals hold the offices in the Company set forth below opposite their names.


Name                      Age(1)      Positions Held With the  Company
----                      ------      --------------------------------

Russell L. Ridd             67        Chairman of the Board

William W. Davis, Jr.       52        President and Chief Executive Officer

Lewis J. Critelli           37        Senior Vice President and Chief
                                      Financial Officer

Edward C. Kasper            49        Vice President

John E. Marshall            59        Secretary

       -----------------
      (1)   At December 31, 1996.

      The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

      The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. All directors, nominees, and executive officers have held their present positions for five years unless otherwise stated.

      Directors
      ---------

      Charles E. Case is Vice President at CR Case and Sons, Inc., Honesdale, Pennsylvania, an automotive/tire services store.

      William W. Davis, Jr. became President and Chief Executive Officer of the Bank and the Company on August 26, 1996. Prior to that, Mr. Davis was senior vice president and area executive of Corestates Bank N.A., Scranton, Pennsylvania ("Corestates") from November 1994 to August, 1996. Prior to the merger of Third National Bank and Trust Company, Scranton, Pennsylvania ("Third National") with and into Corestates, Mr. Davis served as Chairman, President and Chief Executive Officer from July 1993 through November 1994 and as President and Chief Operating Officer from April 1985 at Third National.

      John E. Marshall is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

      Daniel J. O'Neill is Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania.

      Dr. Kenneth A. Phillips is an optometrist in Waymart, Pennsylvania.

      Gary P. Rickard is a partner of Clearfield Farms, Honesdale, Pennsylvania, a dairy farm.

      Russell L. Ridd is Chairman of the Board.

      Harold  A.  Shook  is   president   of  Shooky's   Distributors,   Hawley,
Pennsylvania, a food and beverage distributor.

      John  J.   Weidner  is   president   of  Weidner   Companies,   Honesdale,
Pennsylvania, a holding company owning real estate and technology holdings.

      Executive Officers Who Are Not Directors
      ----------------------------------------

      Lewis J. Critelli has been Senior Vice President and Chief Financial Officer of the Bank and the Company since December 10, 1996. Mr. Critelli had been Vice President and Chief Financial Officer of the Bank since January 1995 and of the Company since its formation in March 1996. Prior to that, Mr. Critelli had been Vice President, Treasurer and Comptroller of First Valley Bank from June 1991 to December 1994.

      Edward C. Kasper has been Vice President of the Company since its formation and Senior Lending Officer of the Bank since 1993 and Vice President of the Bank since 1986.

Nominations for Directors

      Nomination of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles and Bylaws may be eligible for election as directors at an annual meeting.

      Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. However, with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which this Notice of the Annual Meeting was mailed. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the

SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

      The Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles and Bylaws. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles and Bylaws as provided in the Bylaws.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 1996, the Board of Directors of the Company held four regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 1996.

      The Audit Committee of the Company and the Bank is comprised of Directors Case, Marshall, Phillips, Shook and Weidner. The committee reviews audit reports, meets with external auditors, reviews and approves the audit schedule and engagement of outside auditors. The committee also reviews Bank examination reports. The Audit Committee met six times in 1996.

      The Nominating Committee is comprised of the entire Board of Directors. The Committee meets annually to nominate directors for the upcoming year.


-------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
-------------------------------------------------------------------------------

Director Compensation

      The Company does not presently compensate its directors. Each director of the Company is also a director and Executive Committee member of the Bank and receives fees accordingly.

      Each member of the Board of Directors receives a fee of $400 per month. In addition, fees are paid for various committee meetings as follows: Executive Committee ($400); Trust Committee ($200); Audit Committee ($200); Compensation Committee ($200). For the fiscal year ended December 31, 1996, fees paid to all directors totalled approximately $97,900, all of which were paid by the Bank.

Executive Compensation

      Summary Compensation Table. The following table sets forth for the fiscal year ended December 31, 1996, certain information as to the total remuneration received by the chief executive officer of the Company or any subsidiary who served in these capacities during such period and received total cash compensation in excess of $100,000 for the year ended December 31, 1996.

                     Annual Compensation(1)                             Long Term Compensation
-------------------------------------------------------------------   ---------------------------
                                                                                Awards
                                                                                      Securities
                                                                      Restricted      Underlying
Name and Principal                                   Other Annual        Stock         Options/      All Other
Position(2)              Year    Salary     Bonus   Compensation(3)     Award(s)        SARs(#)    Compensation(4)
-------------------      ---    --------    -----   ---------------     --------        -------    ---------------

William W. Davis, Jr.    1996   $ 44,135   $ --          $ --            $ --            3,000        $    883
President and Chief
  Executive Officer (2)


H. Richard Ishler, Jr    1996   $137,504     --            --              --               --              --
President (2)


----------------
(1) The Company first registered its Common Stock under Section 12(g) under the Securities Exchange Act of 1934, as amended, effective April 29, 1996, therefore, less than three years of compensation data is presented. All compensation was paid by the Bank. Compensation deferred at election of executive is includable in category and year earned.
(2) Effective August 26, 1996, Mr. Davis became president and chief executive officer, filling the vacancy created by the resignation of Mr. Ishler on March 12, 1996. Russell L. Ridd, Chairman of the Board, acted as president of the Company and the Bank on an interim basis until Mr. Davis was hired. On August 26, 1996, in an effort to maintain an effective transition with the chief executive officer, the Bank entered into a consulting agreement with Mr. Ridd. The agreement has an initial term of six months and pays a quarterly fee of $20,000 with interest earned on the fee at a rate equal to the highest return paid on the Bank's one-year certificates of deposit.
(3) For the listed individual, for the year ended December 31, 1996, there were no (a) perquisites and other benefits for which the aggregate value exceeded the lesser of $50,000 or 10% of total salary and bonus; (b) payments of above-market preferential earnings on deferred compensation;
      (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4)   Consists of profit sharing cash bonus.


      Employment Agreements. In fiscal 1996, the Company and the Bank entered into a five-year employment agreement with William W. Davis, Jr., President of the Company and the Bank ("Agreement"). Mr. Davis' base compensation under the Agreement is $135,000. The Agreement provides that upon review of the Board, Mr. Davis' base salary will increase not less than $6,000 per year for five years. Under the Agreement, Mr. Davis' employment may be terminated by the Company or the Bank for "just cause" as defined in the Agreement. If the Company or the Bank terminated Mr. Davis ("Employee") without just cause, Mr. Davis would be entitled to a continuation of his salary for the remaining term of the agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Company or the Bank during the term of the Agreement, Mr. Davis will be paid in a lump sum an amount equal to 2.99 times the five year average of his annual compensation. In the event there was a change in control at December 31, 1996, Mr. Davis would have been entitled to a lump sum payment of approximately $404,000.

      The Company and the Bank also entered into a similar employment agreement with Lewis J. Critelli, Senior Vice President and Chief Financial Officer of the Company. Furthermore, the Bank entered into change-in-control severance agreements with nine key officers of the Bank ("Severance Agreements"). The Severance Agreements have terms of three years and severance protection upon a termination of employment following a change in control, with such payment equalling one or two times the current annual compensation of such individuals. The Bank and the Company can renew the original terms of the agreements each year. Upon a change in control, funding of the Grantor Trust as described in the Severance Agreement and Mr. Critelli's employment agreement for all executive officers as a group (ten persons), excluding Mr. Davis as of December 31, 1996, would have equaled approximately $913,444.

      Other Employment Agreement. On April 18, 1992 the Bank entered into an employment agreement with H. Richard Ishler, Jr. President and Chief Executive Officer of the Bank (the "Employment Agreement"). The Employment Agreement had a term of five years, expiring in 1997. Effective March 12, 1996, H. Richard Ishler, Jr. resigned from his positions as an officer and director of the Bank and the Company. Pursuant to the terms of the Employment Agreement, Mr. Ishler will receive salary payment for a twelve month period from his resignation date.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Directors Ridd, Marshall and Shook. Mr. Ridd is currently the Chairman of the Company and was previously President and Chief Executive Officer of the Company and the Bank for part of fiscal 1996. Mr. Ridd did not participate in matters involving his compensation. The Compensation Committee met twice during fiscal 1996.

      The Company had no "interlocking" relationships existing on or after January 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

Report of the Compensation Committee

      The Compensation Committee of the Company met in December 1996 to review compensation paid to the president and chief executive officer. The Committee has access to various surveys of compensation packages of presidents of banks and bank holding companies of similar size and complexity. The Committee pays particular attention to financial institutions with total assets of between $100 million and $300 million in the state of Pennsylvania.

      For the year ended December 31, 1996, the Committee did not specifically set compensation levels for executive officers based on whether particular financial goals had been achieved. However, the Committee does consider the overall profitability of the Company, core growth in loans and deposits, and loan quality issues when making compensation decisions.

      Mr. William W. Davis, Jr., was hired as President and Chief Executive Officer of the Company and the Bank effective August 26, 1996, at an annual salary of $135,000. Per the terms of Mr. Davis's employment agreement, his base salary will increase not less than $6,000 per year. The Committee approved the increase of Mr. Davis's salary to $141,000 effective January 1, 1997.

      For the year ended December 31, 1996, the Company paid cash bonus as determined by the Compensation Committee equal to 2% of each employees 1996 salary. Mr. Davis received a distribution of $883 from this bonus pool. For 1996, Mr. Davis was not eligible to participate in the Employee Stock Ownership Plan or the 401(K) plan. His eligibility for those plans will begin with one full year of service.

      The Compensation Committee awarded Mr. Davis 3,000 stock options pursuant to the Incentive Stock Option Plan. The plan is discussed in detail at "Benefits--Incentive Stock Option Plan."

      The Compensation Committee:

            John E. Marshall
            Russell L. Ridd
            Harold A. Shook

Other Compensation

      Insurance. Full-time employees of the Bank are provided, at minimal contribution or expense to them, with group plan insurance that covers hospitalization, major medical, dental, and long-term disability, accidental death, and life insurance. This insurance is available generally and on the same basis to all full-time employees after six months of service. Part-time employees become eligible for health and dental insurance (50% paid by the Bank) after 500 hours and six months of service.

      Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees, which became effective January 1, 1996. Participating employees are employees who are at least 21 years old and who have completed one year of service with the Company or its subsidiaries. Contributions to the ESOP and shares released from the ESOP suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year in order to receive an allocation. Participant benefits become vested 20% per year beginning one year of service. Years of employment prior to the adoption of the ESOP are counted toward vesting. Vesting will be accelerated upon retirement, death, disability, or termination of the ESOP. Benefits may be payable in the form of a lump sum upon a change-in-control, retirement, death, disability, or separation from service.

      Directors Marshall, Ridd and Shook serve as the members of the ESOP Committee and as the ESOP Trustees. The ESOP Committee, as administrators of the ESOP, may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. The ESOP Trust purchased 60,666 shares of the Company's Common Stock with proceeds from a loan from the Company. The Company makes cash contributions to the ESOP on an annual basis sufficient to enable the ESOP to make the required loan payments. Compensation expense for the ESOP was $50,758 for the year ended December 31, 1996. The loan bears interest at the prime rate, adjusted annually. Interest is payable annually and principal is payable in equal annual installments over ten years. The loan is secured by shares of stock purchased.

Benefits

      Profit Sharing Plan. The Bank maintains a Profit Sharing Plan with 401(k) features. Employees are eligible after one year of service and attainment of the age of 21. The Bank makes discretionary contributions pursuant to the direction of the Board of Directors. Employees are vested immediately in their deferred portion and 100% vested in the Bank contribution after completion of five qualifying years of uninterrupted service.

      Bank contributions to the Plan for the year ended December 31, 1996, 1995 and 1994 amounted to $170,061, $139,901 and $155,887, respectively.

      Incentive Stock Option Plan. Pursuant to the Incentive Stock Option Plan, the Compensation Committee of the Board of Directors may grant Incentive stock options to certain key employees of the Bank. The plan is intended to provide for the grant of "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The price per share at which each Incentive Stock Option granted under the plan may be exercised is not less than the fair market value of the common stock at the time the option is granted. The plan shall continue in effect for 10 years from the effective date. No option granted pursuant to the plan shall have a term more then 10 years from date the option is granted. The aggregate number of shares with respect to which awards may be made pursuant to plan will not exceed 250,000 shares. In granting options to an employee, the Compensation Committee considers the nature of services rendered by the employee, the employee's current and potential contribution to the Bank and such other factors as the Committee may, in it's sole discretion deem relevant. The purpose of the Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers of the Bank to promote the success of its business.

                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                    (Individual Grants)
-------------------------------------------------------------------------------------------
                                             Percent of
                            Number of       Total Options/
                            Securities      SARs Granted
                            Underlying      to Employees   Exercise or
                           Options/SARs      in Fiscal     Base Price
         Name              Granted (#)          Year         ($/Sh)       Expiration Date
-------------------------------------------------------------------------------------------
William W. Davis, Jr.         3,000            30.38%        $32.875         12/10/06


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                     OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------
                                                Number of Securities
                                                Underlying Unexercised            Value of Unexercised
                       Shares                       Options/SARs               in-the-Money Options/SARs
                    Acquired on      Value       at Fiscal Year-End               at Fiscal Year-End
                      Exercise      Realized             (#)                              ($)
       Name             (#)           ($)       Exercisable/Unexercisale     Exercisable/Unexercisable(1)
-------------------------------------------------------------------------------------------------------------
H. Richard Ishler, Jr.  500         $ 4,550              0/0                    $0/0



-----------------------------
(1) Based upon the most recent sales price of the Company's Common Stock ($33.50 on March 3, 1997).

      Pension Plan. The Bank sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of qualifying service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). Upon termination at or after age 65 and completion of 25 or more years of service, the annual retirement benefit would be determined based upon 60% times the average of the Five Year Highest Salary. Retirement benefits may be paid after age 55, in which case such benefits shall be reduced by an early retirement factor. Retirement benefits at age 65 with less than 25 years of service are also reduced proportionately.

      If a participant elects early retirement (age 55), the participant receives a reduced monthly benefit. If a participant elects late retirement, the participant receives an increased monthly benefit. Benefits are paid for the life of the participant following retirement. The Pension Plan also provides for payments in the event of death. Total pension expense for the fiscal years ended December 31, 1996, 1995 and 1994 amounted to $166,442, $214,443 and $201,677, respectively.

      On February 11, 1997, the Company decided to discontinue to provide the benefits under the Pension Plan. The Company plans to settle the obligations under the Pension Plan during 1997. It is the Company's intent that benefits provided under the Profit Sharing Plan and ESOP would replace the Pension Plan.


-------------------------------------------------------------------------------
                               PERFORMANCE GRAPH
-------------------------------------------------------------------------------

      The Common Stock is inactively traded and there is no established public trading market. Prior to the Reorganization, the Bank common stock was similarly inactively traded with no established public trading market. Because of the inactivity of a market in the Common Stock, the Company does not believe that a stock performance graph is useful to stockholders at this time.


-------------------------------------------------------------------------------
                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------------------------------

      The Company had no "interlocking" relationships existing on or after January 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Board of Directors of the Company, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of Board of Directors of the Company.

      The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, consumer loans, and overdraft protection to its officers, directors, and employees. The loans are made in the ordinary course of business and are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. At December 31, 1996 loans to executive officers and directors of the Company and the Bank, and their immediate family members, amounted to $4.5 million or 20.7% of the Company's stockholders' equity.

-------------------------------------------------------------------------------
                                ANNUAL REPORTS
-------------------------------------------------------------------------------

      The Company's Annual Report to Stockholders for the fiscal year ending December 31, 1996, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

      A Copy of the Form 10-K as filed with the SEC will be furnished without charge to stockholders as of the record date upon written request to Lewis J. Critelli, Senior Vice President and Chief Financial Officer, Norwood Financial Corp., 717 Main Street, P.O. Box 269, Honesdale, Pennsylvania 18431. Such Form 10-K is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


-------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 717 Main Street, P.O. Box 269, Honesdale, Pennsylvania 18431, no later than November 28, 1997. Any such proposals shall be subject to the requirements of Rule 14a-8 under the 1934 Act.



                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including any adjournments thereof, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-------------------------------------------------------------------------------
                                 MISCELLANEOUS
-------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ John E. Marshall
                                    JOHN E. MARSHALL
                                    SECRETARY

Honesdale, Pennsylvania
March 28, 1997

APPENDIX A

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Norwood Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]       No fee required.
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
-------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

      (5)  Total fee paid:
-------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
-------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------

      (3) Filing Party:
-------------------------------------------------------------------------------

      (4) Date Filed:
-------------------------------------------------------------------------------

APPENDIX B



                                REVOCABLE PROXY
                            NORWOOD FINANCIAL CORP.

-------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 22, 1997

-------------------------------------------------------------------------------

      The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 22, 1997, at 11:00 a.m. and at any and all adjournments thereof, as follows:



                                                       FOR       WITHHELD

1.     The election as director of all nominees
       listed below:                                   |_|          |_|

       Charles E. Case
       William W. Davis, Jr.
       John E. Marshall


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

                           --------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the listed propositions.



-------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, A SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

PART II - APPENDIX B



               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 28, 1997 and an Annual Report to Stockholders.



Dated:                 , 1997     |_|   Please check here if you plan to attend
       --------------                   the Meeting.



-----------------------------       --------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


-----------------------------       --------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
   PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------